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                                                                    EXHIBIT 10.1


                             SECOND AMENDMENT TO THE
                            PER-SE TECHNOLOGIES, INC.
                       EMPLOYEES' RETIREMENT SAVINGS PLAN

         THIS SECOND AMENDMENT made on this 14th day of December, 2005, by PER-SE TECHNOLOGIES, INC., a corporation organized and existing under the laws of the State of Delaware (the "Primary Sponsor");

                              W I T N E S S E T H:

         WHEREAS, the Primary Sponsor maintains the Per-Se Technologies, Inc. Employees' Retirement Savings Plan (the "Plan"), which was last amended and restated on January 31, 2005; and

         WHEREAS, the Company desires to amend the Plan to allow for matching contributions based on compensation paid for a payroll period.

         NOW, THEREFORE, the Primary Sponsor does hereby amend the Plan, effective as of January 1, 2006:

         1. By deleting the existing Section 3.2 and substituting the following:

         "3.2 Matching Contributions. Following the completion of a year of Service by a Participant, the Plan Sponsor shall make contributions for each Plan Year to the Company Match Account of each Participant in an amount equal to one hundred percent (100%) of the contribution made on behalf of a Participant pursuant to Section 3.1(a) for each payroll period, to the extent the contribution under Section 3.1(a) does not exceed four percent (4%) of the portion of the Participant's Annual Compensation payable for such payroll period."

         Except as specifically amended hereby, the Plan shall remain in full force and effect as prior to this Second Amendment.

         IN WITNESS WHEREOF, the Primary Sponsor hereto has caused this Second Amendment to be executed as of the day and year first above written.

                                                PER-SE TECHNOLOGIES, INC.



                                                By: /s/ PHILIP M. PEAD
                                                    ----------------------------
                                                    Philip M. Pead
                                                    Chairman, President and
                                                    Chief Executive Officer

[CORPORATE SEAL]

ATTEST:



By: /s/ PAUL J. QUINER
    --------------------------------
    Paul J. Quiner
    Corporate Secretary